UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2023

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 McKinney Avenue
Suite 1250
Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(214) 979-6100

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	“CBRE”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company” or “CBRE”), in connection with the matters described herein.

Item 1.01	Entry into a Material Definitive Agreement

Term Loan Credit Agreement

On July 10, 2023, the Company entered into a new five year senior unsecured Credit Agreement (the “Credit Agreement”), by and among the Company, CBRE Services, Inc., a Delaware corporation (“CBRE Services”), Relam Amsterdam Holdings B.V., a Dutch private company with limited liability (besloten vennootschap met beperkte aanprakelijkheid) organized under the laws of the Netherlands (the “Borrower”), the lenders party thereto, and Wells Fargo Bank, National Association, as administrative agent (“Wells Fargo”). Each of CBRE Services and the Borrower are direct or indirect wholly owned subsidiaries of the Company. The Credit Agreement provides for a senior unsecured term loan credit facility comprised of (a) tranche A Euro-denominated term loans in an aggregate principal amount of €366,500,000 and (b) tranche A U.S. Dollar-denominated term loans in an aggregate principal amount of $350,000,000, in each case, provided to the Borrower on the closing date.

The proceeds of the term loans under the Credit Agreement were applied to (i) the repayment of all outstanding loans under that certain Credit Agreement, dated as of October 31, 2017 (as amended, restated, supplemented or otherwise modified prior to the date hereof (the “Existing Credit Agreement”)), among the Company, CBRE Services, CBRE Global Acquisition Company, a société à responsibilité limitée organized under the laws of Luxembourg, certain affiliates of CBRE Services party thereto, the lenders party thereto and Wells Fargo, as administrative agent, (ii) the payment of related fees and expenses incurred in connection therewith and (iii) other general corporate purposes of the Company and its subsidiaries.

Interest Rate and Fees

The Credit Agreement provides that loans denominated in (i) dollars will bear interest at a rate equal to (a) the applicable percentage, plus (b) at the Borrower’s option, either (1) the Term SOFR rate for the applicable interest period plus 10 basis points or (2) a base rate determined by the reference to the greatest of (x) the prime rate, (y) the federal funds rate plus 1/2 of 1% and (z) the sum of (A) Term SOFR rate published by CME Group Benchmark Administration Limited for an interest period of one month and (B) 1.00% and (ii) euros will bear interest at a rate equal to (a) the applicable percentage plus (b) at the Borrower’s option, either (1) the EURIBOR rate for the applicable interest period or (2) a rate determined by reference to Daily Simple ESTR.

The applicable rate for borrowings under the Credit Agreement will be determined in accordance with the Company’s credit ratings in accordance with the table below:

Category	Credit Rating			Fixed Rate Spread Tranche A (Euro) Loans	Fixed Rate Spread Tranche A (USD) Loans	Alternate Base Rate Term A (USD) Loans
	S&P	Fitch	Moody’s
Category 1	≥ A	A	A2	1.00%	1.00%	0.0%
Category 2	A-	A-	A3	1.125%	1.125%	0.125%
Category 3	BBB+	BBB+	Baa1	1.25%	1.25%	0.25%
Category 4	BBB	BBB	Baa2	1.50%	1.50%	0.50%
Category 5	≤ BBB-	≤ BBB-	≤ Baa3	1.75%	1.75%	0.75%

Prepayments

The Borrower may voluntarily repay outstanding loans at any time, in whole or in part, without premium or penalty (subject to certain customary “breakage” costs with respect to Fixed Rate loans).

Amortization and Maturity

The Borrower is required to repay installments on the loans in quarterly principal amounts of 1.25% of the aggregate principal amount thereof on the closing date, on the last day of each fiscal quarter of each year commencing on December 31, 2024, with the balance payable on July 10, 2028.

Guarantee

All obligations under the Credit Agreement are guaranteed by the Company, Services and each of its direct and indirect material subsidiaries which guarantee any other material indebtedness of the Company and its subsidiaries. As of July 10, 2023, no such subsidiaries guaranteed the Credit Agreement or any other material indebtedness of the Company and its subsidiaries.

Covenants and Events of Default

The Credit Agreement includes financial covenants requiring the Company and its subsidiaries to maintain a maximum leverage ratio and minimum interest coverage ratio. In addition, the Credit Agreement also contains other customary affirmative and negative covenants and events of default.

Unless otherwise defined in the forgoing description, capitalized terms shall have the meaning set forth in the Credit Agreement. The forgoing description of the Credit Agreement is not complete and is qualified in its entirety by the terms and provisions of the Credit Agreement and the Guarantee Agreement, copies of which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

In connection with using the proceeds of the term loans under the Credit Agreement to repay all of the €400,000,000 principal amount of loans, plus accrued and unpaid interest, under the Existing Credit Agreement, on July 10, 2023, the Existing Credit Agreement was terminated.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Credit Agreement, dated as of July 10, 2023, among CBRE Group, Inc., CBRE Services, Inc., Relam Amsterdam Holdings B.V., the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent

10.2	Guarantee Agreement, dated as of July 10, 2023, among Relam Amsterdam holdings B.V., CBRE Services, Inc., CBRE Group, Inc. and Wells Fargo Bank, National Association, as administrative agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2023	CBRE GROUP, INC.

	By:	/s/ EMMA E. GIAMARTINO
Emma E. Giamartino
Chief Financial Officer